REVENUE AND COST OF SALES (Details1) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2023	Sep. 30, 2022
REVENUE AND COST OF SALES
Production costs	$ 9,228	$ 6,544	$ 23,939	$ 17,378
Write down of equipment and materials and supplies inventory	4	0	95	0
Depreciation and depletion	720	514	2,067	1,454
Total cost	$ 9,952	$ 7,058	$ 26,101	$ 18,832